FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




Date of Report:  May 22, 2002                        Commission File No. 0-8788




                         DELTA NATURAL GAS COMPANY, INC.
                (Exact name of registrant as specified in its charter)



          KENTUCKY           .                  61-0458329                   .
------------------------------      ------------------------------------------
(State or other jurisdiction of     (I.R.S. Employer Identification No.)
incorporation or organization)


             3617 Lexington Road
             Winchester, Kentucky             .           40391   .
-----------------------------------------------         -----------
(Address of principal executive offices                   (Zip Code)



              Registrant's telephone number, including area
                          code (859) 744-6171.

INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
-------------------------------------------------------

     The Audit Committee of the Board of Directors of Delta Natural Gas Company, Inc. (the "Registrant" and "Delta") has continually monitored Arthur Andersen LLP's situation and reexamined whether continued retention of Arthur Andersen as our outside auditors is appropriate. As recommended by Delta's Audit Committee, Delta's Board of Directors dismissed Arthur Andersen as the Registrant's independent public accountant effective May 21, 2002.

     Arthur Andersen completed its review of the third quarter 2002 financial information and related regulatory filings and services for the Registrant and its dismissal as the Registrant's independent public accountant became effective as of May 21, 2002.

     Arthur Andersen's reports on the Registrant's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits for the two most recent fiscal years and through the date of dismissal, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference thereto in its report on the Registrant's financial statements. Also, during the two most recent fiscal years and through the date of dismissal, there have been no "reportable events", as such term is used in
Item 304(a)(1)(v) of Registration S-K.

     The Registrant provided Arthur Andersen a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission. Arthur Andersen has provided the Registrant with a letter dated May 22, 2002, addressed to the Commission, stating its agreement with the statements contained herein. A copy of such letter is filed as Exhibit 16 hereto.

     The Board of Directors, upon recommendation of the Audit Committee, has approved the selection of Deloitte & Touche LLP to serve as the Registrant's independent public accountant for the 2002 fiscal year. The engagement of Deloitte & Touche is subject to execution of a final definitive agreement. During the years ended June 30, 2001 and 2000 and through the date hereof, the Registrant did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  DELTA NATURAL GAS COMPANY, INC.
                                  (Registrant)


                                  By___/s/John F. Hall___________________
                                    John F. Hall
                                    Vice President - Finance,
                                    Secretary & Treasurer
                                              (Signature)


Date:  May 22, 2002




                                  EXHIBIT INDEX

Exhibit
Number   Description

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 22, 2002

                                                      EXHIBIT 16


                                                      ARTHUR ANDERSEN




Arthur Andersen LLP

May 22, 2002                                          Suite 400
                                                      720 East Pete Rose Way
                                                      Cincinnati OH 45202
Office of the Chief Accountant                        Tel 513 381 6900
SECPS Letter File                                     www.arthurandersen.com
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, D.C. 20549


Dear Sir/Madam:

We have read the statements made in the second,  third and fourth  paragraphs of
Item 4, included in the Form 8-K dated May 22, 2002 of Delta Natural Gas Company, Inc., to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.
Very truly yours,

/s/Arthur Andersen LLP

ARTHUR ANDERSEN LLP

J\admin\del074\1t7051cr.doc

Copy to:      Mr. Glenn R. Jennings, President and CEO,
              Delta Natural Gas Company, Inc.